Exhibit 99.1

Media Contact	Investor Contact
Ed Steadham 203-578-2287	James Sitro 203-578-2399
esteadham@websterbank.com	jsitro@websterbank.com

WEBSTER REPORTS CONTINUED STRONG DEPOSIT GROWTH AND

SECOND QUARTER RESULTS

WATERBURY, Conn., July 17, 2009 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced a consolidated net loss of $31.6 million and net income available to common shareholders of $16.8 million for the quarter ended June 30, 2009. For the first six months of 2009, the consolidated net loss was $42.7 million and net loss available to common shareholders was $4.8 million.

Key points for the quarter include:

Deposits grew $480 million, resulting in an improved loan-to-deposit ratio of 88 percent and core to total deposit ratio of 65 percent.

The successful exchange offer for convertible preferred stock and trust preferred securities completed during the second quarter contributed $173 million in additional Tier 1 common equity. Webster continues to exceed all requirements for well capitalized regulatory ratios by a wide margin.

Gains from the exchange offer offset charges related to write-downs and sales of investment securities and a special FDIC assessment which, taken together, contributed to net income available to common shareholders of $16.8 million.

Webster recorded $85.0 million in provision for loan losses and net loan charge-offs totaled $50.0 million. The allowance for credit losses increased to 2.72 percent of total loans. Non performing assets increased by 10 percent or $36 million during the quarter, of which $24 million were restructured loans.

Noninterest expenses declined by 6 percent from a year ago, excluding charges for foreclosed property expense, FDIC deposit insurance assessments, goodwill impairment and severance and other costs.

Webster Chairman and Chief Executive Officer James C. Smith said, “The major development in the second quarter was our highly successful exchange offer which boosted our Tier 1 common equity by more than $170 million. In addition to strengthening our capital position, the additional common equity enhances our ability to compete vigorously for new business and to move forward confidently toward our goal of being New England’s bank.

“During the quarter,” Smith added, “we continued to be vigilant on asset quality. We again added to reserves in excess of charge-offs so that our allowance for credit losses now stands at 2.72 percent of total loans. The slow-down in the growth of delinquencies and nonperforming loans across most loan categories is encouraging in this challenging economic environment.”

Exchange offer for convertible preferred stock and trust preferred securities

•

During the second quarter, Webster initiated and completed an exchange offer for its Series A Convertible Preferred Stock for shares of Webster common stock and cash and Webster Capital Trust IV Trust Preferred Securities for shares of Webster common stock. Webster accepted $168.5 million of the convertible preferred stock that was tendered, which represented the 75 percent maximum level of participation. All of the $63.9 million in trust preferred securities tendered were accepted by Webster, which represented a participation rate of 32 percent.

•

Webster issued 11.3 million common shares and paid $59 million in cash under the exchange offer for an effective cost of common issuance of $14.68 per share. The exchange offer generated $173 million of Tier 1 common equity and reduces interest and dividend expense by $19.2 million annually ($17.5 million after-tax).

Net interest income

•

Net interest margin improved to 3.04 percent in the second quarter compared to 2.99 percent in the first quarter; the increase reflects a 15 basis point decline in the cost of funds offsetting a 10 basis point decline in the yield on interest-earning assets.

•	Average interest-earning assets totaled $16.0 billion, down from $16.1 billion last quarter.

Provision for credit losses

•	$74.3 million of the provision for credit losses recorded in the quarter was related to the Company’s continuing portfolios and $10.7 million was related to the discontinued liquidating portfolio.

•

Net charge-offs were $49.9 million in the quarter compared to $30.1 million for the quarter ended March 31, 2009; $36.7 million was related to the continuing portfolios and $13.2 million was related to the discontinued liquidating portfolio.

Noninterest income

•	Deposit service fees increased by $2.0 million from last quarter, reflecting a seasonal improvement over the first quarter.

•	Wealth and investment services revenues increased by $0.3 million from the last quarter, primarily from an improved average level of assets under management.

•	Loan related fees declined by $0.1 million from the last quarter, reflective of decreased commercial and consumer loan originations.

•	Mortgage banking revenue increased by $2.8 million from the last quarter from increased mortgage lending activity.

•

Net loss on sale of securities totaled $13.6 million, primarily from a net loss of $11.9 million on the sale of $12.3 million book value of pooled trust preferred securities and $1.7 million loss on sales of $7 million in common equities.

•	Gain of $24.3 million in connection with the early extinguishment of $63.9 million of trust preferred securities under the exchange offer

•	Loss of $27.1 million on the write-down of certain pooled trust preferred securities to fair value based on credit deterioration in underlying issuers.

•	Gain of $1.9 million related to the sale of Visa shares.

Noninterest expenses

•	The increase in noninterest expenses from last quarter represents increased compensation and benefits expense as well as higher ongoing FDIC deposit insurance assessments.

•	Charges recorded in the second quarter include $1.2 million of write-downs on certain corporate properties classified as assets held for sale.

•	A special FDIC assessment of $8 million was recorded during the second quarter.

Income taxes

•

Due to the pre-tax loss, the effective tax rate for the second quarter was not meaningful. The Company recorded a $28.5 million tax benefit in the quarter on the $60.4 million pre-tax loss applicable to continuing operations in the period.

Investment securities

•

Total investment securities were $4.2 billion at June 30, 2009 compared to $3.5 billion at March 31, 2009. The carrying value of the available for sale portfolio included $49 million in unrealized losses, while the carrying value of the held to maturity portfolio did not reflect $33 million in unrealized gains.

Loans

•

Total loans were $11.6 billion at June 30, 2009 compared to $12.1 billion at March 31, 2009. In the second quarter, residential mortgage loans declined by $302.1 million primarily in connection with the securitization of $203 million in conforming residential loans. Consumer, commercial and commercial real estate loans declined by $86.7 million, $81.4 million and $14.5 million, respectively.

•	Out-of-market asset based loans declined $56.0 million from March 31, 2009, or more than two-thirds of the decline in commercial loans noted above.

•

The discontinued liquidating portfolio of indirect home equity and national construction loans, included in the consumer and residential loan portfolios, declined by $24.5 million from March 31, 2009 to $249.1 million and $6.5 million, respectively.

Asset quality

•

Total nonperforming loans were $350.4 million or 3.02 percent of total loans at June 30, 2009 compared to $316.2 million or 2.61 percent at March 31, 2009. The increase in nonperforming loans was primarily attributed to a combined increase of $24.0 million in performing non accrual residential mortgages and consumer loans and an increase of $19.6 million in non accrual equipment financing loans. Non accrual loans in all other loan categories declined by a combined amount of $9.4 million.

•

Past due loans for the continuing portfolios declined to $112.5 million at June 30, 2009 compared to $112.8 million at March 31, 2009. Past due loans for the liquidating portfolio declined to $9.9 million at June 30, 2009 compared to $12.2 million at March 31, 2009.

Deposits and borrowings

•

Total deposits were $13.2 billion at June 30, 2009 compared to $12.7 billion at March 31, 2009. NOW accounts, savings and demand deposits increased $655.2 million, $202.9 million and $65.1 million, respectively, while certificates of deposits and money market deposit accounts decreased $216.9 million and $176.0 million respectively.

•

Core deposits, which exclude certificates of deposits and brokered deposits, represented 65.2 percent of total deposits at June 30, 2009 compared to 61.7 percent at March 31, 2009 and 62.0 percent a year ago.

•

Total borrowings were $2.3 billion, a decline of $0.2 billion from $2.5 billion at March 31, 2009. Long-term debt declined from $662 million at March 31, 2009 to $591 million at June 30, 2009 in connection with the exchange offer.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $17.5 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 492 ATMs, telephone banking and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation, the insurance premium finance company Budget Installment Corp., Center Capital Corporation, an equipment finance company headquartered in Farmington, Conn., and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websteronline.com.

***

Conference Call

A conference call covering Webster’s second quarter earnings announcement will be held today, Friday, July 17, at 9:00 a.m. EDT and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-looking Statements

Statements in this press release regarding Webster Financial Corporation’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statement, see “Forward Looking Statements” in Webster’s Annual Report for 2008. Except as required by law, Webster does not undertake to update any such forward looking information.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended June 30,		At or for the Six Months Ended June 30,
(In thousands, except per share data)	2009	2008	2009	2008

Net loss and performance ratios (annualized):
Net loss	$(31,562)	$(28,725)	$(42,686)	$(4,144)
Net income (loss) per diluted common share	0.31	(0.56)	(0.09)	(0.09)
Return on average shareholders’ equity	(6.81)%	(6.51)%	(4.60)%	(0.47)%
Return on average tangible equity	(9.68)	(11.34)	(6.54)	(0.83)
Return on average assets	(0.72)	(0.67)	(0.49)	(0.05)

Loss from continuing operations and performance ratios (annualized):

Loss from continuing operations	$(31,875)	$(28,286)	$(42,999)	$(1,581)
Net income (loss) from continuing operations per diluted common share	0.31	(0.55)	(0.10)	(0.04)
Return on average shareholders’ equity	(6.88)%	(6.41)%	(4.63)%	(0.18)%
Return on average tangible equity	(9.78)	(11.17)	(6.59)	(0.32)
Return on average assets	(0.73)	(0.66)	(0.49)	(0.02)
Noninterest income as a percentage of total revenue	22.87	(4.79)	27.37	14.39
Efficiency ratio (a)	66.40	65.35	66.91	67.87

Asset quality:

Allowance for credit losses	$316,037	$194,368	$316,037	$194,368
Nonperforming assets	384,203	224,100	384,203	224,100
Allowance for credit losses / total loans	2.72%	1.52%	2.72%	1.52%
Net charge-offs / average loans (annualized)	1.66	0.64	1.33	0.70
Nonperforming loans / total loans	3.02	1.62	3.02	1.62
Nonperforming assets / total loans plus OREO	3.30	1.75	3.30	1.75
Allowance for credit losses / nonperforming loans	90.19	93.87	90.19	93.87

Other ratios (annualized):

Tangible capital ratio	7.58%	6.79%	7.58%	6.79%
Tangible common equity ratio	4.92	5.44	4.92	5.44
Total-risk based capital (d)	13.80	13.51	13.80	13.51
Tier 1 common equity / risk weighted assets (d)	6.40	7.18	6.40	7.18
Shareholders’ equity / total assets	10.55	10.82	10.55	10.82
Interest-rate spread	2.96	3.20	2.93	3.20
Net interest margin	3.04	3.26	3.01	3.27

Share related:

Book value per common share	$21.73	$31.71	$21.73	$31.71
Tangible book value per common share	13.15	17.57	13.15	17.57
Common stock closing price	8.05	18.60	8.05	18.60
Dividends declared per common share	0.01	0.30	0.02	0.60

Common shares issued and outstanding	64,098	52,551	64,098	52,551
Basic shares (average)	53,398	52,017	52,478	52,009
Diluted shares (average)	53,398	52,017	52,478	52,009

Footnotes:

(a)	Calculated using SNL’s methodology - noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	NCLC is defined as National Construction Lending Center
(d)	The ratios presented are projected for the 2009 reporting periods and actual for the 2008 reporting periods.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheet (unaudited)

(In thousands)	June 30, 2009	March 31, 2009	June 30, 2008

Assets:

Cash and due from depository institutions	$254,638	$208,862	$323,480
Short-term investments	8,216	19,942	2,996

Investment securities:
Trading, at fair value	—	—	2,280
Available for sale, at fair value	1,405,872	1,097,229	849,591
Held-to-maturity	2,767,965	2,429,887	2,065,771

Total securities	4,173,837	3,527,116	2,917,642

Loans held for sale	113,936	48,876	3,972

Loans:
Residential mortgages	2,881,955	3,184,082	3,594,100
Commercial	3,333,610	3,415,051	3,637,395
Commercial real estate	2,235,776	2,250,295	2,314,497
Consumer	3,159,361	3,246,031	3,220,462

Total loans	11,610,702	12,095,459	12,766,454
Allowance for loan losses	(305,999)	(270,929)	(184,868)

Loans, net	11,304,703	11,824,530	12,581,586

Federal Home Loan Bank and Federal Reserve Bank stock	137,874	134,874	132,210
Accrued interest receivable	69,317	67,951	73,060
Premises and equipment, net	179,625	182,629	190,273
Goodwill and other intangible assets, net	561,013	562,462	756,503
Cash surrender value of life insurance	285,064	282,399	274,570
Deferred tax assets, net	153,745	199,531	94,823
Prepaid expenses and other assets	210,608	197,562	127,521

Total Assets	$17,452,576	$17,256,734	$17,478,636

Liabilities and Equity:

Deposits:
Demand deposits	$1,595,390	$1,530,335	$1,583,686
NOW accounts	2,591,108	1,935,926	1,861,997
Money market deposit accounts	1,618,910	1,794,943	1,591,857
Savings accounts	2,778,970	2,576,058	2,452,831
Certificates of deposit	4,422,033	4,638,977	4,416,165
Brokered deposits	168,171	218,520	170,031

Total deposits	13,174,582	12,694,759	12,076,567

Securities sold under agreements to repurchase and other short-term debt	1,015,099	1,146,852	1,275,024
Federal Home Loan Bank advances	663,123	671,294	1,419,570
Long-term debt	590,520	661,968	653,995
Accrued expenses and other liabilities	158,102	216,734	152,169

Total liabilities	15,601,426	15,391,607	15,577,325

Shareholders’ equity	1,841,518	1,855,495	1,891,705
Noncontrolling interests	9,632	9,632	9,606

Total equity	1,851,150	1,865,127	1,901,311

Total Liabilities and Equity	$17,452,576	$17,256,734	$17,478,636

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2009	2008	2009	2008
Interest income:
Loans including fees	$137,533	$175,786	$278,300	$367,058
Investment securities	48,799	38,115	99,626	77,447
Loans held for sale	833	92	997	1,492

Total interest income	187,165	213,993	378,923	445,997

Interest expense:
Deposits	49,982	60,055	102,890	135,297
Borrowings	17,895	28,252	38,548	60,158

Total interest expense	67,877	88,307	141,438	195,455

Net interest income	119,288	125,686	237,485	250,542
Provision for credit losses	85,000	25,000	151,000	40,800

Net interest income after provision for credit losses	34,288	100,686	86,485	209,742

Non-interest income:
Deposit service fees	29,984	29,943	57,943	58,376
Loan related fees	6,350	7,891	12,832	14,749
Wealth and investment services	6,081	7,634	11,831	14,590
Mortgage banking activities	3,433	104	4,039	844
Increase in cash surrender value of life insurance	2,665	2,623	5,257	5,204
Net (loss) gain on sale of investment securities	(13,593)	126	(9,135)	249
Other income	1,325	854	1,600	2,638

	36,245	49,175	84,367	96,650
Gain on the exchange of trust preferreds for common stock	24,336	—	24,336	—
Gain on early extinguishment of subordinated notes	—	—	5,993	—
Loss on write-down of investments to fair value	(27,110)	(54,924)	(27,110)	(56,177)
Visa share transactions	1,907	—	1,907	1,625

Total non-interest income	35,378	(5,749)	89,493	42,098

Non-interest expenses:
Compensation and benefits	59,189	62,866	115,658	126,309
Occupancy	13,594	13,128	27,889	26,810
Furniture and equipment	15,288	15,634	30,428	30,794
Marketing	3,196	4,940	6,302	8,583
Outside services	3,394	3,706	7,178	7,859
Intangible amortization	1,450	1,464	2,913	3,012
Foreclosed and repossessed asset expenses	1,799	1,068	2,978	1,348
Foreclosed and repossessed asset write-downs	2,829	484	6,279	717
FDIC deposit insurance assessment	5,959	344	10,549	698
Other expenses	14,066	16,005	28,366	30,063

	120,764	119,639	238,540	236,193
Severance and other costs	1,313	9,368	1,553	8,718
Impairment of goodwill	—	8,500	—	8,500
FDIC special assessment	8,000	—	8,000	—

Total non-interest expenses	130,077	137,507	248,093	253,411

Loss from continuing operations before income taxes	(60,411)	(42,570)	(72,115)	(1,571)
Income tax (benefit) expense	(28,536)	(14,285)	(29,129)	18

Loss from continuing operations	(31,875)	(28,285)	(42,986)	(1,589)
Income (loss) from discontinued operations, net of tax	313	(439)	313	(2,563)

Consolidated net loss	$(31,562)	$(28,724)	$(42,673)	$(4,152)
Less: Net income (loss) attributable to noncontrolling interests	—	1	13	(8)

Net loss attributable to Webster Financial Corporation	(31,562)	(28,725)	(42,686)	(4,144)
Preferred stock dividends, accretion and extinguishment gain	48,361	(215)	37,932	(431)

Net income (loss) available to common shareholders	$16,799	$(28,940)	$(4,754)	$(4,575)

Diluted shares (average)	53,398	52,017	52,478	52,009
Net income (loss) per common share:
Basic
Income (loss) from continuing operations	$0.31	$(0.55)	$(0.10)	$(0.04)
Net income (loss)	0.31	(0.56)	(0.09)	(0.09)
Diluted
Income (loss) from continuing operations	0.31	(0.55)	(0.10)	(0.04)
Net income (loss)	0.31	(0.56)	(0.09)	(0.09)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
(In thousands, except per share data)	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008
Interest income:
Loans including fees	$137,533	$140,767	$168,200	$175,363	$175,786
Investment securities	48,799	50,827	40,398	39,210	38,115
Loans held for sale	833	164	51	54	92

Total interest income	187,165	191,758	208,649	214,627	213,993

Interest expense:
Deposits	49,982	52,908	57,154	57,731	60,055
Borrowings	17,895	20,653	25,427	27,715	28,252

Total interest expense	67,877	73,561	82,581	85,446	88,307

Net interest income	119,288	118,197	126,068	129,181	125,686
Provision for credit losses	85,000	66,000	100,000	45,500	25,000

Net interest income after provision for credit losses	34,288	52,197	26,068	83,681	100,686

Noninterest income:
Deposit service fees	29,984	27,959	30,018	31,738	29,943
Loan related fees	6,350	6,482	7,147	7,171	7,891
Wealth and investment services	6,081	5,750	6,480	7,070	7,634
Mortgage banking activities	3,433	606	336	50	104
Increase in cash surrender value of life insurance	2,665	2,592	2,631	2,606	2,623
Net (loss) gain on sale of investment securities	(13,593)	4,458	(4,233)	(50)	126
Other income	1,325	275	1,315	2,731	854

	36,245	48,122	43,694	51,316	49,175
Gain on the exchange of trust preferreds for common stock	24,336	—	—	—	—
Gain on early extinguishment of debt and swaps	—	5,993	—	—	—
Loss on write-down of investments to fair value	(27,110)	—	(129,593)	(33,507)	(54,924)
Loss on sale of FNMA/FHLMC preferred stock	—	—	—	(2,060)	—
Visa share transactions	1,907	—	—	—	—

Total noninterest income	35,378	54,115	(85,899)	15,749	(5,749)

Noninterest expenses:
Compensation and benefits	59,189	56,469	52,078	61,314	62,866
Occupancy	13,594	14,295	13,406	12,827	13,128
Furniture and equipment	15,288	15,140	15,469	14,892	15,634
Marketing	3,196	3,106	2,895	2,478	4,940
Outside services	3,394	3,784	4,101	3,798	3,706
Intangible amortization	1,450	1,463	1,463	1,464	1,464
Foreclosed and repossessed asset expenses	1,799	1,179	1,799	1,496	1,068
Foreclosed and repossessed asset write-downs	2,829	3,450	1,615	1,968	484
FDIC deposit insurance assessment	5,959	4,590	3,468	532	344
Other expenses	14,066	14,302	13,379	13,998	16,005

	120,764	117,778	109,673	114,767	119,639
Severance and other costs	1,313	240	5,905	1,535	9,368
FDIC special assessment	8,000	—	—	—	—
Goodwill impairment	—	—	188,866	1,013	8,500

Total noninterest expenses	130,077	118,018	304,444	117,315	137,507

Loss from continuing operations before income taxes	(60,411)	(11,706)	(364,275)	(17,885)	(42,570)
Income tax benefit	(28,536)	(593)	(63,980)	(1,878)	(14,285)

Loss from continuing operations	(31,875)	(11,113)	(300,295)	(16,007)	(28,285)
Income (loss) from discontinued operations, net of tax	313	—	8	(518)	(439)

Consolidated net loss	$(31,562)	$(11,113)	$(300,287)	$(16,525)	$(28,724)
Less: Net income (loss) attributable to noncontrolling interests	—	13	(1)	14	1

Net loss attributable to Webster Financial Corporation	(31,562)	$(11,126)	$(300,286)	$(16,539)	$(28,725)
Preferred stock dividends, accretion and extinguishment gain	48,361	(10,430)	(7,308)	(5,209)	(215)

Net income (loss) available to common shareholders	$16,799	$(21,556)	$(307,594)	$(21,748)	$(28,940)

Diluted shares (average)	53,398	52,102	52,031	52,032	52,017
Net income (loss) per common share:
Basic
Income (loss) from continuing operations	$0.31	$(0.41)	$(5.91)	$(0.41)	$(0.55)
Net income (loss)	0.31	(0.41)	(5.91)	(0.42)	(0.56)
Diluted
Income (loss) from continuing operations	0.31	(0.41)	(5.91)	(0.41)	(0.55)
Net income (loss)	0.31	(0.41)	(5.91)	(0.42)	(0.56)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest-Rate Spreads (unaudited)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Interest-rate spread
Yield on interest-earning assets	4.72%	4.82%	5.24%	5.45%	5.51%
Cost of interest-bearing liabilities	1.76	1.91	2.13	2.21	2.31

Interest-rate spread	2.96%	2.91%	3.11%	3.24%	3.20%

Net interest margin	3.04%	2.99%	3.20%	3.32%	3.26%

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Three Months Ended June 30,	2009			2008
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$12,003,362	$137,533	4.57%	$12,686,784	$175,786	5.52%
Investment securities (b)	3,804,936	51,689	5.32	2,882,509	40,435	5.48
Loans held for sale	77,787	833	4.28	5,705	92	6.45
Federal Home Loan and Federal Reserve Bank stock	137,841	670	1.95	126,073	1,366	4.36
Short-term investments	12,124	43	1.39	6,374	40	2.50

Total interest-earning assets	16,036,050	190,768	4.72	15,707,445	217,719	5.51

Noninterest-earning assets	1,443,322			1,541,441

Total assets	$17,479,372			$17,248,886

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,567,026	$—	—%	$1,487,433	$—	—%
Savings, NOW and money market deposit accounts	6,745,909	15,229	0.91	5,891,261	19,305	1.31
Time deposits	4,778,929	34,753	2.92	4,626,051	40,751	3.53

Total deposits	13,091,864	49,982	1.53	12,004,745	60,056	2.01

Securities sold under agreements to repurchase and other short-term debt	1,031,671	4,554	1.75	1,298,709	8,561	2.61
Federal Home Loan Bank advances	666,604	6,459	3.83	1,358,648	10,548	3.07
Long-term debt	653,712	6,882	4.21	660,642	9,142	5.54

Total borrowings	2,351,987	17,895	3.02	3,317,999	28,251	3.38

Total interest-bearing liabilities	15,443,851	67,877	1.76	15,322,744	88,307	2.31

Noninterest-bearing liabilities	171,664			149,693

Total liabilities	15,615,515			15,472,437

Preferred stock of subsidiary corporation	9,577			9,577

Shareholders’ equity	1,854,280			1,766,872

Total liabilities and shareholders’ equity	$17,479,372			$17,248,886

Tax-equivalent net interest income		122,891			129,412
Less: tax-equivalent adjustment		(3,603)			(3,726)

Net interest income		$119,288			$125,686

Interest-rate spread			2.96%			3.20%

Net interest margin			3.04%			3.26%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Six Months Ended June 30,	2009			2008
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$12,076,781	$278,300	4.61%	$12,613,449	$367,058	5.80%
Investment securities (b)	3,808,227	105,575	5.40	2,860,599	81,735	5.61
Loans held for sale	49,259	997	4.05	51,039	1,492	5.85
Federal Home Loan and Federal Reserve Bank stock	136,366	1,296	1.92	121,135	3,039	5.05
Short-term investments	16,114	74	0.92	5,032	77	3.05

Total interest-earning assets	16,086,747	386,242	4.77	15,651,254	453,401	5.76

Noninterest-earning assets	1,454,622			1,540,169

Total assets	$17,541,369			$17,191,423

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,537,297	$—	—%	$1,462,493	$—	—%
Savings, NOW and money market deposit accounts	6,346,814	30,940	0.98	5,843,966	43,485	1.49
Time deposits	4,808,525	71,950	3.02	4,782,166	91,813	3.85

Total deposits	12,692,636	102,890	1.63	12,088,625	135,298	2.25

Securities sold under agreements to repurchase and other short-term debt	1,361,792	10,355	1.51	1,329,236	19,780	2.94
Federal Home Loan Bank advances	767,923	13,513	3.50	1,199,292	20,427	3.37
Long-term debt	667,465	14,680	4.40	659,715	19,950	6.05

Total borrowings	2,797,180	38,548	2.75	3,188,243	60,157	3.75

Total interest-bearing liabilities	15,489,816	141,438	1.84	15,276,868	195,455	2.56

Noninterest-bearing liabilities	185,563			155,120

Total liabilities	15,675,379			15,431,988

Preferred stock of subsidiary corporation	9,577			9,577

Shareholders’ equity	1,856,413			1,749,858

Total liabilities and shareholders’ equity	$17,541,369			$17,191,423

		244,804			257,946
Less: tax-equivalent adjustment		(7,319)			(7,404)

Net interest income		$237,485			$250,542

Interest-rate spread			2.93%			3.20%

Net interest margin			3.01%			3.27%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan balances (unaudited)

	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008
(Dollars in thousands)

Loan Balances (actuals):
Continuing Portfolio:
Residential mortgages	$2,875,415	$3,170,908	$3,049,706	$3,542,416	$3,547,997
Commercial	1,711,995	1,738,640	1,797,135	1,803,321	1,792,528
Equipment financing	998,258	1,016,718	1,037,077	1,006,238	1,002,533
Asset based lending	623,357	659,694	752,595	867,510	842,334
Commercial real estate	2,091,811	2,094,751	2,070,641	2,147,617	2,083,600
Residential development	143,965	155,544	161,533	217,564	230,897
Consumer	2,910,275	2,979,117	3,016,524	2,960,491	2,910,055

Total continuing	11,355,076	11,815,372	11,885,211	12,545,157	12,409,944
Allowances for loan loss	(264,159)	(226,562)	(191,426)	(161,331)	(151,997)

Total continuing, net	11,090,917	11,588,810	11,693,785	12,383,826	12,257,947

Liquidating Portfolio:
NCLC (c)	6,540	13,174	18,735	25,409	46,103
Consumer	249,086	266,913	283,645	295,823	310,407

Total liquidating portfolio	255,626	280,087	302,380	321,232	356,510
Allowances for loan loss	(41,840)	(44,367)	(43,903)	(27,838)	(32,871)

Total liquidating, net	213,786	235,720	258,477	293,394	323,639

Total Loan Balances (actuals)	11,610,702	12,095,459	12,187,591	12,866,389	12,766,454
Allowances for loan loss	(305,999)	(270,929)	(235,329)	(189,169)	(184,868)

Loans (net)	$11,304,703	$11,824,530	$11,952,262	$12,677,220	$12,581,586

Loan Balances (average):
Continuing Portfolio:
Residential mortgages	$3,112,695	$3,092,512	$3,449,202	$3,542,938	$3,564,040
Commercial	1,750,996	1,784,062	1,811,527	1,796,598	1,778,444
Equipment finance	1,011,999	1,026,322	1,015,340	1,007,465	1,001,358
Asset based lending	652,197	701,263	842,148	844,518	836,934
Commercial real estate	2,090,615	2,083,861	2,182,228	2,120,589	2,016,430
Residential development	150,674	158,924	161,533	217,564	230,897
Consumer	2,951,691	3,012,178	2,989,393	2,924,446	2,890,852

Total continuing	11,720,867	11,859,122	12,451,371	12,454,118	12,318,955
Allowances for loan loss	(248,701)	(204,619)	(167,230)	(162,420)	(147,845)

Total continuing, net	11,472,166	11,654,503	12,284,141	12,291,698	12,171,110

Liquidating Portfolio:
NCLC (c)	24,494	15,675	24,199	43,777	49,656
Consumer	258,001	276,219	293,964	307,503	318,173

Total liquidating portfolio	282,495	291,894	318,163	351,280	367,829
Allowances for loan loss	(41,840)	(44,367)	(43,903)	(27,838)	(32,871)

Total liquidating, net	240,655	247,527	274,260	323,442	334,958

Total Loan Balances (average)	12,003,362	12,151,016	12,769,534	12,805,398	12,686,784
Allowances for loan loss	(290,541)	(248,986)	(211,133)	(190,258)	(180,716)

Loans (net)	$11,712,821	$11,902,030	$12,558,401	$12,615,140	$12,506,068

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Nonperforming Assets (unaudited)

(Dollars in thousands)	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

Nonperforming loans:
Continuing Portfolio:
Residential mortgages	$60,622	$55,962	$48,731	$39,445	$27,083
Performing non-accrual residential mortgages	32,975	10,849	3,771	—	—
Commercial	68,979	65,073	32,915	33,842	36,808
Equipment financing	35,675	16,056	13,138	7,462	6,718
Asset based lending	24,456	29,353	17,072	17,239	18,980
Commercial real estate	16,707	12,604	8,032	8,971	9,710
Residential development	46,808	54,147	48,628	71,065	48,130
Consumer	33,838	37,518	29,627	23,668	20,745
Performing non-accrual consumer	4,512	2,652	312	—	—

Nonperforming loans - continuing portfolio	324,572	284,214	202,226	201,692	168,174

Liquidating Portfolio:
NCLC (c)	5,628	12,259	12,821	14,227	28,235
Performing non-accrual NCLC	—	—	581	—	—
Consumer	19,521	19,510	16,757	10,994	10,651
Performing non-accrual consumer	674	185	181	—	—

Nonperforming loans - liquidating portfolio	25,823	31,954	30,340	25,221	38,886

Total nonperforming loans	$350,395	$316,168	$232,566	$226,913	$207,060

Other real estate owned and repossessed assets:
Continuing Portfolio:
Residential mortgages	$1,808	$1,399	$1,863	$3,071	$3,792
Commercial	9,340	10,361	9,782	1,026	1,113
Equipment financing	10,322	13,352	13,086	12,261	5,663
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Consumer	5,571	369	1,244	2,835	4,173

Total continuing	27,041	25,481	25,975	19,193	14,741

Liquidating Portfolio:
NCLC (c)	5,836	5,563	3,519	2,943	279
Consumer	931	1,139	1,129	626	2,020

Nonperforming loans - liquidating portfolio	6,767	6,702	4,648	3,569	2,299

Total other real estate owned and repossessed assets	$33,808	$32,183	$30,623	$22,762	$17,040

Total nonperforming assets	$384,203	$348,351	$263,189	$249,675	$224,100

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

Past due 30-89 days:

Accruing loans:

Continuing Portfolio:
Residential mortgages	$39,955	$45,798	$45,909	$40,209	$27,534
Commercial	8,460	8,033	15,817	7,196	8,337
Equipment financing	13,464	16,404	9,860	8,102	9,414
Asset based lending	—	145	3,676	—	—
Commercial real estate	19,053	8,373	7,158	18,241	2,756
Residential development	3,210	1,004	2,096	5,832	2,485
Consumer	28,354	33,092	33,848	23,279	18,137

Past Due 30-89 days - continuing portfolio	112,496	112,849	118,364	102,859	68,663

Liquidating Portfolio:
NCLC (c)	1	1	4,487	3,046	2,487
Consumer	9,880	12,244	15,621	15,370	8,063

Past Due 30-89 days - liquidating portfolio	9,881	12,245	20,108	18,416	10,550

Accruing loans past due 90 days or more:
Residential mortgages	—	—	—	—	—
Commercial	445	573	459	534	1,380
Equipment financing	—	—	—	—	—
Asset based lending	—	—	—	—	—
Commercial real estate	475	—	450	174	—
Residential development	—	150	201	—	—
Consumer	—	—	—	—	—

Accruing loans past due 90 days or more:	920	723	1,110	708	1,380

Total past due loans	$123,297	$125,817	$139,582	$121,983	$80,593

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Credit Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

Beginning balance	$281,729	$245,829	$198,669	$194,368	$189,808
Provision	85,000	66,000	100,000	45,500	25,000

Charge-offs continuing portfolio:
Residential mortgages	4,793	2,964	3,778	1,623	1,036
Commercial	8,983	5,388	5,416	6,593	1,154
Equipment financing	6,324	2,236	1,222	998	672
Asset based lending	5,297	2,981	176	7,245	1,623
Commercial real estate	—	—	53	—	1,504
Residential development	2,350	48	30,158	161	3,711
Consumer	10,242	6,541	3,887	4,643	2,784

Charge-offs continuing portfolio	37,989	20,158	44,690	21,263	12,484
Charge-offs liquidating portfolio:
NCLC (c)	3,387	2,086	777	14,025	4,203
Consumer	10,825	9,911	8,779	6,767	5,450

Charge-offs liquidating portfolio	14,212	11,997	9,556	20,792	9,653

Total charge-offs	52,201	32,155	54,246	42,055	22,137

Recoveries continuing portfolio:
Residential mortgages	115	24	85	5	162
Commercial	230	378	225	89	269
Equipment financing	203	287	177	303	238
Asset based lending	—	5	129	61	375
Commercial real estate	—	—	—	—	—
Residential development	9	—	—	—	—
Consumer	702	766	180	256	246

Recoveries continuing portfolio	1,259	1,460	796	714	1,290

Recoveries liquidating portfolio:
NCLC (c)	825	528	595	151	406
Consumer	187	67	15	(9)	1

Recoveries liquidating portfolio	1,012	595	610	142	407

Total recoveries	2,271	2,055	1,406	856	1,697

Total net charge-offs	49,930	30,100	52,840	41,199	20,440

Change in unfunded commitments	(762)	—	—	—	—

Ending balance	$316,037	$281,729	$245,829	$198,669	$194,368

Components:
Allowance for loan losses	$305,999	$270,929	$235,329	$189,169	$184,868
Reserve for unfunded credit commitments	10,038	10,800	10,500	9,500	9,500

Allowance for credit losses	$316,037	$281,729	$245,829	$198,669	$194,368

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Asset Quality Ratios

	For the Three Months Ended
(Dollars in thousands)	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

Total Portfolio
Allowance for loan losses / total loans	2.64%	2.24%	1.93%	1.47%	1.45%
Allowance for credit losses / total loans	2.72	2.33	2.02	1.54	1.52
Net charge-offs / average loans (annualized)	1.66	0.99	1.66	1.29	0.64
Nonperforming loans / total loans	3.02	2.61	1.91	1.76	1.62
Nonperforming assets / total loans plus OREO	3.30	2.87	2.15	1.94	1.75
Allowance for credit losses / nonperforming loans	90.19	89.11	105.70	87.55	93.87

Continuing Portfolio
Allowance for loan losses / total loans	2.33%	1.92%	1.61%	1.29%	1.22%
Allowance for credit losses / total loans	2.41	2.01	1.70	1.36	1.3
Net charge-offs / average loans (annualized)	1.25	0.63	1.41	0.66	0.36
Nonperforming loans / total loans	2.86	2.41	1.70	1.61	1.36
Nonperforming assets / total loans plus OREO	3.09	2.62	1.92	1.76	1.47
Allowance for credit losses / nonperforming loans	84.48	83.52	102.35	86.09	96.48

Liquidating Portfolio
NCLC (C)
Allowance for loan losses / total loans	23.00%	30.86%	30.01%	22.85%	19.65%
Net charge-offs / average loans (annualized)	41.84	39.76	2.99	126.76	30.59
Nonperforming loans / total loans	86.06	93.05	71.53	55.99	61.24
Allowance for loan losses / nonperforming loans	26.72	33.16	41.96	40.80	32.09

Consumer
Allowance for loan losses / total loans	16.19%	15.10%	13.50%	7.45%	7.53%
Net charge-offs / average loans (annualized)	16.49	14.26	11.93	8.81	6.75
Nonperforming loans / total loans	8.11	7.38	5.97	3.72	3.37
Allowance for loan losses / nonperforming loans	199.73	204.63	225.99	200.50	223.63

See Selected Financial Highlights for footnotes.